Shareholder Informational Meeting February 23, 2006

Introduction W. Scott Blake, Chairman of the Board

Stanley J. Calderon, President and CEO Presentation

Forward-Looking Statements Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Actual results could differ materially from those indicated by such statements. For information about factors that could affect actual results, please refer to the Company's Annual Report on Form 10-K for the period ended December 31, 2003, including the information under the caption "Forward Looking Statements."

Progress Made In Managing the Challenges Identify the problems ? Improve risk management and credit approval ? Cooperate with regulators? Ensure compliance with regulatory orders ? Independent review ? Complete the audit ? Recapitalize the Company ? Strategic focus on core business of community banking ? Improve earnings? Communicate with shareholders and staff ?

Status of CIB Marine Bancshares, Inc. SEC Filings / Audited Financial Statements 2003 Form 10-K (filed on October 31, 2005) 2004 Form 10-K and 10-Q filings (second quarter 2006) 2005 Form 10-K and 10-Q filings (third quarter 2006) 2006 Form 10-Q filings (fourth quarter 2006) 2006 Form 10-K (March 31, 2007) Financial Results Discussion forthcoming Annual Meeting of Shareholders Legally unable to solicit proxies until current in SEC filings

Challenges for 2006 Return to Profitability Right-size company, reduce overhead Improve net interest margin Grow loans outstanding / maintain credit quality Charter consolidation Litigation Regulatory Matters SEC Filings C&D at Central Illinois Bank Written Agreements (Citrus Bank, CIB Marine Bancshares)

Central Illinois Bank: Joseph T. Henderson Marine Bank, Wisconsin: Stanley J. Calderon (interim)(1) Marine Bank, Scottsdale: Jerry L. Schwallier CIB Bank, Indiana: J. Brian Chaffin Citrus Bank: G. Richard Nisbeth (1) Subject to regulatory approval. Subsidiary Bank Management:

CIB Marine Management: President and Chief Executive Officer: Stanley J. Calderon Chief Financial Officer: Steven T. Klitzing SVP (Audit, Compliance, Investments, Risk Mgmt.): Patrick J. Straka Controller: Jan R. Thiry General Counsel and Secretary: Daniel J. Rasmussen Investor Relations Officer: Angela M. Blair Director of Human Resources: Denise D. Burger Chief Operations Officer: Michael L. Rechkemmer Chief Credit Officer: Michael L. Paoletta Director of Retail Banking: Mark V. Wilmington

2004 and 2005 Preliminary Unaudited Financial Results

CIB MARINE BANCSHARES, INC. Selected Consolidated Financial Data (dollars in millions, except per share data)

CIB MARINE BANCSHARES, INC. (dollars in millions) TOTAL ASSETS(1) 12/31/2003 12/31/2004 12/31/2005 1795 1384 1132 excluding CIB Chicago 1391 12/31/03 (excluding CIB - Chicago) (CIB - Chicago and related pro forma adjustments) (1) Represents unaudited estimates based on currently available information and is subject to change. $3,186 (1) 12/31/04 (1) 12/31/05 (1)

CIB MARINE BANCSHARES, INC. (dollars in millions) TOTAL LOANS 12/31/2003 12/31/2004 12/31/2005 1230 747 513 excluding CIB Chicago 1130 12/31/03 (excluding CIB - Chicago) (CIB - Chicago and related pro forma adjustments) (1) Represents unaudited estimates based on currently available information and is subject to change. $2,360 (1) 12/31/04 (1) 12/31/05 (1)

CIB MARINE BANCSHARES, INC. (dollars in millions) ALLOWANCE FOR LOAN LOSSES 12/31/2003 12/31/2004 12/31/2005 55 31 23 excluding CIB Chicago 55 12/31/03 (excluding CIB - Chicago) (CIB - Chicago) (4.5% of total loans) (4.1% of total loans) (4.6% of total loans) $110 (1) 12/31/04 (1) 12/31/05 (1) (1) Represents unaudited estimates based on currently available information and is subject to change.

CIB MARINE BANCSHARES, INC. Selected Consolidated Financial Data (dollars in millions, except per share data)

CIB MARINE BANCSHARES, INC. Selected Consolidated Financial Data (dollars in millions)

Questions and Comments Please pass your Questions and Comments index card to the aisle to be collected. We will now take a fifteen minute break.

Questions and Comments

Conclusion Conclusion